UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2017

SanSal Wellness Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-191251	99-0375676
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6610 North University Drive #220, Fort Lauderdale, FL	33321
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 722-1300

Armeau Brands Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “we,” “us” and “our” refer to SanSal Wellness Holdings, Inc. and its subsidiary, 271 Lake Davis Holdings, LLC d/b/a/ SanSal, a Delaware limited liability company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years

On October 13, 2017, we filed Amended and Restated Articles of Incorporation with the Nevada Secretary of State changing our name from “Armeau Brands Inc.” to “SanSal Wellness Holdings, Inc.” The Amended and Restated Articles of Incorporation also authorize the creation of a class of “blank check” preferred stock. A copy of our Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 hereto. The aforementioned change of name and a related change in the Company’s OTC markets trading symbol from ARUU to SSWH received authorization from FINRA effective November 7, 2017.

A copy of the Company’s press release dated November 6, 2017 announcing effectiveness of the change of name and trading symbol is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events

On November 9, 2017, the Company issued a press release announcing that we received FINRA authorization for implementation of a 6-for-1 forward split of the Company’s issued and outstanding shares of common stock in the form of a stock dividend. The Company’s Board of Directors previously approved the forward stock split. Accordingly, shareholders of the Company as of the record date of November 9, 2017 will receive five additional shares of common stock for each share then held.

A copy of the press release announcing the forward stock split is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description

3.1	Amended and Restated Articles of Incorporation of SanSal Wellness Holdings, Inc. (formerly known as Armeau Brands Inc.)

99.1	Press release of SanSal Wellness Holdings, Inc. dated November 6, 2017, announcing the Company’s change of name and trading symbol

99.2	Press release of SanSal Wellness Holdings, Inc. dated November 9, 2017, announcing the Company’s 6-for-1 forward stock split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2017	SANSAL WELLNESS HOLDINGS, INC.

	By:	/s/ Alexander M. Salgado
Alexander M. Salgado, Chief Executive Officer